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                                                                      Exhibit 23
                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of the NCR Savings Plan (Registration No. 333-18803) of our report dated June 11, 1999 appearing in this Annual Report on Form 11-K for the years ended December 31, 1998 and 1997.

PricewaterhouseCoopers LLP

Dayton, Ohio
June 11, 1999